Exhibit 10.5

Fiber Lease Agreement

dated April 26 2002

between

Williams Communications, LLC

and

Metromedia Fiber National Network, Inc.

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

## TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS .......... 1
ARTICLE 2. TERMINATION OF FIBER LEASE .......... 3
ARTICLE 3. GRANT OF LEASE AND BACKBONE ACCESS .......... 3
ARTICLE 4. CONSIDERATION; FEES .......... 4
ARTICLE 5. DELIVERY AND ACCEPTANCE .......... 5
ARTICLE 6. COLLOCATION AND MAINTENANCE .......... 8
ARTICLE 7. AUTHORIZATIONS .......... 8
ARTICLE 8. Intentionally Omitted .......... 9
ARTICLE 9. INTERCONNECTION OF LESSEE'S SYSTEM .......... 9
ARTICLE 10. USE OF THE LESSEE FIBER .......... 11
ARTICLE 11. PAYMENT TERMS .......... 11
ARTICLE 12. INDEMNIFICATION .......... 12
ARTICLE 13. INSURANCE .......... 12
ARTICLE 14. TAXES AND FRANCHISE, LICENSE AND PERMIT FEES .......... 13
ARTICLE 15. NOTICE .......... 14
ARTICLE 16. CONFIDENTIALITY AND PUBLICITY .......... 15
ARTICLE 17. DEFAULT .......... 16
ARTICLE 18. FORCE MAJEURE .......... 17
ARTICLE 19. ARBITRATION .......... 18
ARTICLE 20. ASSIGNMENT .......... 18
ARTICLE 21. RULES OF CONSTRUCTION .......... 19
ARTICLE 22. REPRESENTATIONS AND WARRANTIES .......... 21
ARTICLE 23. LIMITATION OF LIABILITY .......... 22
ARTICLE 24. AUDIT RIGHTS .......... 23
ARTICLE 25. IMPROPER PAYMENTS PROHIBITED .......... 23
ARTICLE 26. ENTIRE AGREEMENT; AMENDMENT; EXECUTION .......... 23

**EXHIBITS:**

Exhibit A Fiber Testing Specifications
Exhibit B Lessee Fiber and Maps
Exhibit C Buildings
Exhibit D Form of As-Builts
Exhibit E Construction Specifications

i

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

# LEASE AGREEMENT

THIS LEASE AGREEMENT (this "Agreement") is made as of the 26 day of April, 2002, (the "Effective Date") by and between **Williams Communications, LLC**, a Delaware limited liability company ("Williams Communications") and **Metromedia Fiber National Network, Inc.**, a Delaware corporation ("Lessee").

## BACKGROUND

**A.** Williams Communications owns or controls interstate fiber optic communication systems located in the continental United States (the "Williams Communications System");

**B.** Williams Communications desires to grant to Lessee a lease ("Lease") in certain optical fibers in the Williams Communications System and Lessee desires to accept a Lease in such fibers, all upon the terms and conditions set forth in this Agreement.

## TERMS OF AGREEMENT

Accordingly, in consideration of the mutual promises set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

## ARTICLE 1. DEFINITIONS

The following terms shall have the stated definitions in this Agreement.

**"Acceptance Date"** means the date when Lessee delivers (or is deemed to have delivered) a notice of acceptance with respect to each delivery of Lessee Fiber as further described in Section 5.3.

**"Affiliate"** means, with respect to any entity, an entity controlling, controlled by, or under common control with such entity by means of direct or indirect equity ownership or otherwise. As used in this Agreement, "control" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

**"Backbone Access"** shall have the meaning set forth in Section 3.4.

**"Backbone Access Charges"** shall have the meaning set forth in Section 4.2.

**"Building"** means any transmission site, regeneration site, or point-of-presence ("POP").

**"Confidential Information"** shall have the meaning set forth in Section 16.1.

1

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

"**Costs**" means actual and directly related costs accumulated in accordance with the established accounting procedure used by Williams Communications or Lessee or their respective contractors or subcontractors, as the case may be, which costs include the following: (a) labor costs, including wages, salaries, benefits and overhead allocable to such labor costs (Lessee's or Williams Communications' overhead allocation percentage shall not exceed the lesser of (i) [**] or (ii) [**] (b) other direct costs and out-of-pocket expenses on a pass-through basis (e.g., equipment, materials, supplies, contract services, etc.).

"**Delivery Date**" means each date Williams Communications delivers or previously delivered Lessee Fiber to Lessee, including all test deliverables.

"**Demarcation Point**" means the point where Williams Communications's installation, maintenance and operation obligations terminate as further described in Article 9.

"**Diversity**" means the provision of physically separated optical facilities that, when equipped with suitable optronics, are capable of providing an alternate transmission path without human or mechanical intervention. The alternate facilities shall, except at each Demarcation Point, have at least thirty (30) feet of separation in any direction and shall not be on the same poles, towers, river crossings, bridges, viaducts, elevated walkways, or similar structures.

"**Equipment**" means Lessee's electronic, optronic and power equipment necessary for the operation of the Lessee Fiber.

"**Expiration Date**" shall have the meaning set forth in the definition of "Term" below.

"**Facility Owners/Lenders**" means any entity (other than Williams Communications): (a) owning any portion of the System or any property or security interest therein, (b) leasing to Williams Communications, or providing an Lease to Williams Communications in, any portion of the System, or (c) that is a lender (including any party holding legal title or a security interest in the Williams Communications System as a lessor or a creditor) with respect to Williams Communications or any Affiliates of Williams Communications.

"**Fiber Acceptance Testing**" shall have the meaning set forth in Section 5.2(a).

"**Fiber Testing Specifications**" are set forth in Exhibit A.

"**Lessee Fiber**" shall have the meaning set forth in Section 3.1.

"**Released Party**" means each of the following:

(a) any Affiliates of the other party and any Facility Owners/Lenders;

(b) any employee, officer, director, stockholder, partner, member, or trustee of the other party or of its Affiliates or Facility Owners/Lenders; or

2

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c) assignees of the entities included in the above subparagraphs (a) or (b) and any employee, officer, director, stockholder, partner, member, or trustee of such assignees.

**"Right-of-Way Authorizations"** means any underlying agreements, easements, permits, or licenses, by which Williams Communications obtains rights to perform its obligations hereunder with respect to the Williams Communications System, Buildings and Lessee Fiber from:

(a) underlying owners of real or personal property, or right-of-way holders,

(b) grantors of IRU or other rights or licenses with respect to all or a portion of its System,

(c) parties granting duct usage and pole attachment rights, and

(d) any governmental authority (including franchising agencies, environmental regulation agencies, and public utility commissions).

**"Splice Point"** is defined in Section 9.1.

**"Term"** begins on the Effective Date and expires 20 years after the latest Acceptance Date (the "Expiration Date") under this Agreement.

## ARTICLE 2. TERMINATION OF FIBER LEASE

This Agreement cancels and replaces the Fiber Lease Agreement dated September 16, 1999 between the parties covering the Williams Communications System, including all amendments thereto (the "Fiber Lease"). Immediately upon the Effective Date, the Fiber Lease is terminated and of no further force and effect.

## ARTICLE 3. GRANT OF LEASE AND BACKBONE ACCESS

**3.1 Lessee Fiber.** Unless otherwise converted to an IRU pursuant to Section 3.6, Williams Communications grants to Lessee a Lease in [**] iber miles in the MFN System (the "Lessee Fiber") for a period of 20 years beginning on the Acceptance Date for each segment, which Lessee Fiber is identified by segment in Exhibit B. To the extent the Acceptance Date for any Lessee Fiber has not occurred as of the Effective Date, Williams Communications has the obligation to design, engineer, install, and construct or acquire such Lessee Fiber. Unless otherwise accepted by Lessee, all Lessee Fiber shall provide Diversity. Lessee agrees to pay the fees set forth in Section 4.1 for the Lessee Fibers.

**3.2 Lease Limitations.** The Lease granted to Lessee hereunder and any rights granted by Lessee to third party users, are subject to all Right-of-Way Authorizations applicable to the Williams Communications System and the Buildings. Lessee will adhere to the requirements of all such Right-of-Way Authorizations. The Lease of the Lessee Fiber hereunder does not convey

3

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

any legal title to any real or personal property, including the fibers, cable, or the Williams Communications System. This Lease does not include any Equipment used to transmit capacity over, or to "light," the Lessee Fiber.

3.3 Building Termination. Williams Communications is obligated to terminate the Lessee Fiber at a Demarcation Point serving the Buildings listed in Exhibit C. To the extent the Lessee Fiber does not terminate at the Buildings listed in Exhibit C as of the Effective Date, Williams Communications has the obligation to design, engineer, install, and construct or acquire fiber and terminate such fiber at such Buildings. All such terminations established by Williams Communications shall comply with the relevant Fiber Testing Specifications (including the splice loss and optical fiber specifications) set forth in Exhibit A and with relevant telecommunications industry practices.

3.4 Backbone Access. Lessee may access the Lessee Fibers along the backbone of the Williams Communications System at any Building or mutually agreed upon Splice Point. Lessee agrees to pay the Backbone Access Payment set forth in Section 4.2 for such Backbone Access.

3.5 Conversion to IRU. At any time during the Term, upon the request of Lessee and Lessee's payment to Williams Communications of the net present value of the Lease Payments and Backbone Access Payments calculated based upon a mutually agreed upon discount rate, Williams Communications shall grant to Lessee an Indefeasible Right of Use to the Lessee Fibers and Backbone Access equal to the remaining term of this Agreement.

ARTICLE 4. CONSIDERATION; FEES

4.1 Lease Payments. Williams Communications represents that the fiber miles set forth in Exhibit B, are either the actual fiber miles (calculated as the route miles traversed by the Lessee Fiber multiplied by the number of Lessee Fibers on the route) or a bona fide estimate thereof.

(a) Except as set forth in the following subsection, Lessee shall make monthly payments to Williams Communications in advance during the Term, in an amount calculated as [**] per fiber mile per month ("Lease Payments") based [**] fiber miles set forth in Exhibit B, for a total lease payment of $ [**] during the Term. Lease payments begin upon the Effective Date.

(b) The parties agree that Lessee shall make monthly payments in the amount of $ [**]) up through and including the April billing (for May service) which represents the monthly charge for 6 fibers along the route of the Lessee Fiber (the "Penalty Fee"). Thereafter, Lessee shall only be responsible for Lease Payments equal to the monthly charge for the Lessee Fibers set forth in Exhibit B. The Penalty Fee is in exchange for the downsizing of Lessee's commitment in the Fiber Lease to the commitment represented by this Agreement.

4.2 Backbone Access Payments. In exchange for Backbone Access, Lessee shall make monthly payments to Williams Communications in advance ("Backbone Access Payment").

4

(a) The Backbone Access Payment is calculated as follows:

[**]

4.3 **Payment Terms.** Building Access Payments and Lease Payments commence on the first day of the month beginning with the month after the Acceptance Date of the relevant Lessee Fiber and/or Building, except that the first payment shall include payment from the Acceptance Date to the last day of the month during which the Acceptance Date occurs, as well as payment for the first full month after the Acceptance Date. Lessee shall continue making such payments through the first day of the month in which the Expiration Date occurs, unless the Agreement is terminated prior to the Expiration Date as herein provided. All payments are payable in accordance with Article 11.

[**]

## ARTICLE 5. DELIVERY AND ACCEPTANCE

5.1 **Delivery.** To the extent not already delivered by Williams Communications and accepted by Lessee, Williams Communications will use commercially reasonable efforts to deliver the Lessee Fiber and Buildings by the scheduled Delivery Date for each stated in Exhibit B and Exhibit C, respectively. In the event Williams Communications anticipates a failure to deliver

5

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

any of the Lessee Fiber or Buildings by the scheduled Delivery Date, the parties will designate representatives to meet and review the status of the delivery. If the scheduled Delivery Date for any segment of Lessee Fiber or a Building is in fact delayed, such delay will be considered a triggering event for the accrual of liquidated damages to the Lessee as follows:

(a) Subject to subsections (b), (c) and (d) below, and provided the delay is not caused in whole or in part by Lessee, Lessee is entitled to a credit against monthly charges in an amount equal to [**] of the segment of Lessee Fiber for which the Delivery Date is delayed per month until such time as such segment is delivered, and a credit against monthly charges in an amount equal to [**] per delayed Building per month until delivered ("Liquidated Damages");

(b) Liquidated Damages for each segment of Lessee Fibers is limited

[**]

. Partial months of delay will be credited on a daily pro-rated basis;

(c) Liquidated Damages for Lessee Fiber for all delays are limited to

[**]

(d) Lessee may terminate the Agreement with respect a delayed segment of Lessee Fibers or a delayed Building upon [**] prior written notice to Williams Communications, unless and until delivery actually occurs. Upon termination, Liquidated Damages will cease to accrue for the terminated segments and/or Buildings, and Williams Communications has no further payment obligations with respect to such segment.

The parties agree that the Liquidated Damages represent a reasonable estimate of anticipated damages incurred by Lessee in the event of a delay of a segment of Lessee Fiber or a Building. The Liquidated Damages and termination of a segment with a reduction of payment obligations are the sole and exclusive remedies of the Lessee and the sole and exclusive liabilities of Williams Communications with respect to a delivery delay, and provided each party has complied with the terms of this Section 5.1, under no circumstances will a delay in the Delivery Date for a segment of Lessee Fiber or a Building be considered a default.

## 5.2 Acceptance and Testing of Fibers

(a) **Williams Communications Testing.** Williams Communications shall give notice to Lessee at least [**] prior to the date Williams Communications intends to begin testing of Lessee Fiber ("Fiber Acceptance Testing"). Lessee shall have the right, but not the obligation, to have a representative present at such Fiber Acceptance Testing. Williams

6

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Communications shall perform Fiber Acceptance Testing of the Lessee Fiber and provide test deliverables to Lessee in accordance with Exhibit A.

(b) **Objections to Test Results.** Lessee shall have [**] after receipt of test deliverables to provide Williams Communications written notice of any bona fide determination by Lessee that the Lessee Fiber does not meet the Fiber Testing Specifications. Such notice shall identify the specific data that indicate a failure or other specific reasons that such Lessee Fiber fail to meet the Fiber Testing Specifications.

(c) **Response to Objections.** Upon receiving written notice from Lessee pursuant to Section 5.2(b), Williams Communications shall either: (i) expeditiously take such action as shall be reasonably necessary to cause such portion of the Lessee Fiber to meet the Fiber Testing Specifications and then re-test the Lessee Fiber in accordance with the provisions of this Article; or (ii) provide Lessee written notice that Williams Communications disputes Lessee's determination that the Lessee Fiber does not meet the Fiber Testing Specifications. After taking corrective actions and re-testing the Lessee Fiber, Williams Communications shall provide to Lessee a copy of the new test deliverables and Lessee shall again have all rights provided in this Article with respect to such new test deliverables. The cycle described above of testing, taking corrective action and re-testing shall take place until the Lessee Fiber is accepted.

(d) **Independent Testing.** If Williams Communications provides notice to Lessee pursuant to Subsection 5.2(c)(ii), Lessee shall within [**] of such notice designate by written notice to Williams Communications the names and addresses of three reputable and independent fiber optic testing companies. Williams Communications shall designate one of such companies to conduct an independent re-test of the Lessee Fiber for the relevant Lessee Fiber. If, after such re-testing, the testing company determines that the Lessee Fiber so tested: (i) meet the Fiber Testing Specifications, then Lessee shall pay the testing company's charges for performing the testing and the Acceptance Date for the relevant Lessee Fiber shall be [**] fter the date that Williams Communications originally provided its test deliverables; or (ii) do not meet the Fiber Testing Specifications, then Williams Communications shall pay the testing company's charges for performing the testing and shall perform the corrective action and re-testing set forth in Subsection 5.2(c)(i).

5.3 **Acceptance.** Unless Lessee provides a timely written objection pursuant to Section 5.2, the Acceptance Date for each delivery occurs on the [**] after the Delivery Date, or, if earlier, the date Lessee (a) provides written acceptance of the Lessee Fiber or Building or (b) commences use of the Lessee Fiber or Building. Any failure by Lessee to accept or reject the Lessee Fiber within the [**], or any use of the Lessee Fiber by Lessee Fiber for any purpose other than testing, constitutes acceptance for purposes of this Agreement and Lessee is deemed to have accepted upon such use or on the [**] after the Delivery Date.

5.4 **As-Built Drawings.** Williams Communications will provide to Lessee, within [**] of the Acceptance Date, as-built drawings of Lessee Fiber in the format described in Exhibit D to this Agreement.

7

**5.5 Intrabuilding Extensions.** Lessee may elect to obtain either fiber optic or metallic (e.g., coaxial cable or copper twisted pair) extensions between a Williams Communications Demarcation Point at a Building and another point within the same Building. Upon written request for either such extension setting forth the design and terminating location of such extension, Williams Communications shall, at its sole discretion and in accordance with its then-standard order intervals, either (a) construct a Lessee-owned riser for a nonrecurring charge equal to [**] . (b) designate at least one, but up to three, reputable Williams Communications-approved contractors authorized to perform such work, in which case Williams Communications shall have no responsibility for such extension and Lessee shall deal directly with any such contractor for Lessee-owned risers; or (c) provide Williams Communication-owned riser at Williams Communications' then-current charge. Williams Communications shall reasonably cooperate with any such approved contractors selected by Lessee to allow them to perform such work.

**5.6 Use of Partially Completed Segment.** If Williams Communications has not delivered a segment of Lessee Fiber by the scheduled Delivery Date, but some portions of the segment are available for use, Williams Communications shall, upon request of Lessee, permit Lessee to use such available portions and Lessee shall pay a pro rata share of the lease payment with respect to the Lessee Fibers in such segment. In addition, in the event that Lessee elects to accept a portion of a segment of Lessee Fiber prior to the time that a complete segment or ring is available for use, the late fee payment set forth in Section 5.1 shall be reduced in proportion to the Lessee Fibers in the segment or ring being utilized.

**5.7 Early Delivery.** In the event that Williams Communications has any Lessee Fibers available prior to the scheduled Delivery Date, Williams Communications may give notice to Lessee, offering to deliver such Lessee Fibers prior to the scheduled Delivery Date therefore. Lessee shall advise Williams Communications whether or not Lessee desires to begin using such Lessee Fibers prior to the scheduled Delivery Date. If Lessee elects to begin such use prior to the scheduled Delivery Date, the Term of such Lessee Fibers and payment obligations shall commence upon the actual Acceptance Date thereof.

## ARTICLE 6. COLLOCATION AND MAINTENANCE

Collocation, operation and maintenance of the Lessee Fiber is governed by the Collocation and Maintenance Agreement, dated contemporaneously with this Agreement.

## ARTICLE 7. AUTHORIZATIONS

**7.1 Maintaining Authorizations.** Williams Communications shall use commercially reasonable efforts to maintain, renew, or replace the Right-of-Way Authorizations during the Term. If Williams Communications determines it is not commercially reasonable to maintain, renew or replace any of its existing Right-of-Way Authorizations during the Term, then Williams Communications shall give notice to Lessee and shall cooperate with Lessee, at Lessee's written request, to attempt to maintain, renew or replace such Right-of-Way Authorizations, at Lessee's sole Cost. During the last [**] the Term, upon written notice from Lessee requesting

8

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

such information, Williams Communications shall promptly provide written notice of the status (including any potential or pending terminations or expirations) of Right-of-Way Authorizations relating to the Lessee Fiber, including but not limited to whether or not Williams Communications intends to extend or renew any Right-of-Way Authorizations. In the event that during the Term any Right-of-Way Authorization expires or is terminated and is not replaced, Lessee shall have the right upon [**] prior written notice to Williams Communications, to terminate the Lease with respect to the Lessee Fiber affected by such expired or terminated Right-of-Way Authorization. Upon such termination, Lessee's obligation to make any Lease payments with respect to which the Lease has been terminated shall expire.

**7.2 Extension of Lease Term.** To the extent Williams Communications has elected to maintain or extend or replace Right-of-Way Authorizations with respect to this Lease beyond the Term, Lessee may request an extension of the Term of such Lease, and Williams Communications agrees to negotiate with Lessee with respect to such extension, but Williams Communications shall have no obligation to grant any such extension.

**ARTICLE 8. Intentionally Omitted**

**ARTICLE 9. INTERCONNECTION OF LESSEE'S SYSTEM**

**9.1 Splice Points.** In the event Lessee seeks to establish its own interconnection with the Lessee Fiber to establish Backbone Access, Williams Communication shall provide, at Lessee's Cost, fiber drops from interconnection points at Williams Communication System to the edge of Williams Communications right-of-way at points mutually agreed upon in writing by the parties ("Splice Point(s)"). Williams Communications shall use commercially reasonable efforts to provide Splice Points at the locations requested by Lessee subject to the limitations in the Right-of-Way Authorizations. Subject to the terms of the Right-of-Way Authorizations and Section 9.3, Williams Communications shall also provide Lessee reasonable access to any such Splice Points. Unless otherwise agreed, Lessee must provide and install Lessee-owned manholes/handholes and/or conduit to the selected Williams Communications manhole/handhole for Splice Point interconnection. All work in Williams Communications manholes/handholes and splice enclosures, including splicing and manhole/handhole penetration, will be managed and supervised by Williams Communications.

**9.2 Demarcation Point.**

**(a) Buildings.** The Demarcation Point for a Building shall be at:

(i) Williams Communications' fiber patch panel or the DSX-N panel (as designated by Williams Communications) for interconnections at Buildings having either of such panels; or

(ii) the furthest point inside a Building, including a local exchange carrier's central office, to which Williams Communications is allowed to take the fiber; and, to the extent Williams Communications is later allowed to install or access a fiber patch panel or DSX-N

9

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

panel inside of such Building, such point shall become the Demarcation Point and Williams Communications agrees to deliver Lessee Fiber to such point.

Where neither of the Demarcation Points described in (i) or (ii) above exist, the Demarcation Point shall be selected by Williams Communications consistent with reasonable industry and Williams Communications practices.

(b) **Splice Points**. The Demarcation Point for each Splice Point is at the Lessee-provided manhole/handhole unless otherwise agreed upon by the parties..

9.3 **Additional Limitations on Interconnection Rights.** Lessee's exercise of the right to interconnect with Lessee Fibers for Backbone Access as set forth in Section 3.4 and Section 9.1 shall be subject to any prohibitions or restrictions in Williams Communications' Right-of-Way Authorizations. Lessee may not establish an interconnection that Williams Communications, in its reasonable discretion (applied without unreasonable discrimination with respect to interconnections made by Williams Communications or third parties), determines is likely to materially and adversely affect the Williams Communications System.

9.4 **Facilities Ownership and Control.** Lessee shall retain ownership of any portion of facilities on its side of the Demarcation Point during the Term of this Agreement and Williams Communications shall have no obligation to maintain, repair, relocate, or monitor such Lessee facilities (including any fiber drop facilities established pursuant to Section 9.1). Lessee shall not access a splice, splice box, splice vault, or similar facility interconnecting with Williams Communications' System. Williams Communications shall perform any work required with respect to such splice facilities and may invoice Lessee for the Cost of performing such work at the request of Lessee (except to the extent the work relates to the termination in a Building).

9.5 **Lessee Responsibility.** Subject to the provisions herein, Lessee shall be responsible for obtaining the rights required and for all costs of:

(a) obtaining rights of way within or beyond Williams Communications' Right-of-Way Authorizations;

(b) obtaining building access, entry rights, ducts, or riser cables to interconnect in buildings or any access beyond Williams Communications' Demarcation Point with respect to a Building;

(c) providing all Equipment and Williams Communications-approved materials to construct and install each interconnection, including cables and conduit and any labor charges associated therewith; and

(d) bringing facilities to and connecting them with Williams Communications' System.

10

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.6 **Third Party Relations.** If necessary, and where applicable, Williams Communications shall assist Lessee, at Lessee's Cost, in obtaining from any land or building owner, Williams Communications, or private or governmental right-of-way owner, any rights required to access and exit interconnection points. Lessee shall use reasonable efforts to avoid damaging the relationships between Williams Communications and such third parties.

## ARTICLE 10. USE OF THE LESSEE FIBER

10.1 **Obligation to Comply with Laws; Exclusive Use.** Lessee shall comply in all material respects with all applicable government codes, ordinances, laws, rules, regulations, Right-of-Way Authorizations and/or restrictions in its use of Williams Communications' System. Subject to Article 20, Lessee may use the Lessee Fiber for any lawful telecommunications purpose. Williams Communications shall have no right to use Lessee Fiber during the Term of this Agreement.

10.2 **System Damage.** Williams Communications and Lessee shall promptly notify each other of any matters pertaining to any damage or impending damage to or loss of the Williams Communications System that are known to such party. Lessee shall take all commercially reasonable precautions against, and shall assume liability, subject to the terms herein, for, any damage caused by it to the Williams Communications System. Lessee shall not use the Lessee Fiber in a way that interferes in any material way with or materially adversely affects the use of any fibers of Williams Communications or the Williams Communications System.

10.3 **Regulatory Cooperation.** Each party shall cooperate with and support the other in complying with any requirements applicable to the Williams Communications System imposed by any governmental or regulatory agency or authority.

10.4 **Liens.** Lessee shall not cause or permit any part of the Williams Communications System to become subject to any mechanics lien, materialmans lien, vendors lien, or any similar lien whether by operation of law or otherwise. If Lessee breaches its obligations under this Section, it shall immediately notify Williams Communications in writing, shall promptly cause such lien to be discharged and released of record without cost to Williams Communications, and shall indemnify Williams Communications against all costs and expenses (including reasonable attorney's fees and court costs at trial and on appeal) incurred in discharging and releasing such lien.

## ARTICLE 11. PAYMENT TERMS

11.1 **Time and Method of Payment.** Monthly payments for Lease Fiber and Backbone Access shall be made by wire transfer, to the account designated on the invoice of Williams Communications, within [**] of the delivery of such invoice. Except as otherwise set forth in this Agreement, all other amounts due hereunder shall be paid within [**] of the invoice delivery date. Except as otherwise provided, payments may be made by check or draft of immediately available funds delivered to the address designated in writing by the other party (e.g., in a statement or invoice) or, failing such designation, to the address for notice

11

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

provided pursuant to Section 15.1. Except as set forth herein, a party may issue an invoice after incurring any costs subject to reimbursement by the other party or after the time period during which a charge accrues.

**11.2 Late Payment Charges.** If Lessee fails to make any payment under this Agreement when due, such unpaid amounts shall accrue interest, from the date such payment is due until paid, including accrued interest, at the lower of [**] interest or the highest percentage allowed by law.

**11.3 Monthly Netting Agreement.** Notwithstanding anything to the contrary contained herein, that certain Monthly Netting Agreement between the parties dated October 30, 2001 shall govern payments made under this Agreement for the term of such Monthly Netting Agreement.

## ARTICLE 12. INDEMNIFICATION

**12.1 Indemnity Obligation.** Each party shall indemnify, defend, protect and hold harmless the other party, its employees, officers, directors, agents, shareholders, affiliates, Facility Owners/Lenders, and other parties to Right-of-Way Authorizations that are entitled to indemnity by such indemnifying party, from and against, and assumes liability for:

(a) Any injury, loss or damage to any person, tangible property or facilities of any person or entity (including reasonable attorney's fees and costs), to the extent arising out of or resulting from the acts or omissions, negligent or otherwise, of the indemnifying party, its officers, employees, servants, affiliates, agents or contractors in connection with its performance under this Agreement; and

(b) Any claims, liabilities or damages arising out of any violation by the indemnifying party of regulations, rules, statutes or court orders of any local, state or federal governmental agency, court or body in connection with its performance under this Agreement.

**12.2 No Limitation on Claims Against Other Parties.** Except as set forth herein, and subject to the terms of any underlying agreements between Williams Communications and any third person, nothing contained herein shall operate as a limitation on the right of either party hereto to bring an action for damages against any third person, including indirect, special or consequential damages, based on any acts or omissions of such third person as such acts or omissions may affect the construction, operation or use of the Lessee Fiber; provided, however, that each party hereto shall assign such rights of claims, execute such documents and do whatever else may be reasonably necessary to enable the other party to pursue any such action against such third person.

## ARTICLE 13. INSURANCE

**13.1 Obligation to Obtain.** During the Term of this Agreement, the parties shall each obtain and maintain not less than the following insurance:

12

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a) Commercial General Liability Insurance, including coverage for sudden and accidental pollution legal liability, with a combined single limit of [* * *] for bodily injury and property damage per occurrence and in the aggregate; provided that such coverage may be obtained through a combination of specific and umbrella or excess liability policies.

(b) Worker's Compensation Insurance in amounts required by applicable law and Employers Liability Insurance with limits not less than [* * *] each accident. If a party is to perform work in Nevada, North Dakota, Ohio, Washington, Wyoming, or West Virginia, the party shall participate in the appropriate state fund(s) to cover all eligible employees and provide a stop gap endorsement.

(c) Automobile Liability Insurance with a combined single limit of [* * *] for bodily injury and property damage per occurrence, to include coverage for all owned, non-owned, and hired vehicles; provided that such coverage may be obtained through a combination of specific and umbrella or excess liability policies.

The limits set forth above are minimum limits and shall not be construed to limit the liability of either party.

13.2 **Policy Requirements.** Each party shall obtain and maintain the insurance policies required above with companies rated A- or better by Best's Key Rating Guide or with a similar rating by another generally recognized rating agency. The other party, its Affiliates, officers, directors, and employees, and any other party entitled to indemnification hereunder shall be named as additional insureds to the extent of such indemnification. Each party shall provide the other party with an insurance certificate confirming compliance with the insurance requirements of this Article. The insurance certificate shall indicate that the other party shall be notified not less than [* * *]s prior to any cancellation or material change in coverage. If either party provides any of the foregoing coverages through a claims made policy basis, that party shall cause such policy or policies to be maintained for at least three years beyond the expiration of this Agreement.

13.3 **Waiver of Subrogation.** The parties shall each obtain from the insurance companies providing the coverages required by this Agreement a waiver of all rights of subrogation or recovery in favor of the other party and, as applicable, its members, managers, shareholders, Affiliates, assignees, officers, directors, and employees or any other party entitled to indemnity under this Agreement to the extent of such indemnity.

13.4 **Blanket Policies; Self-Insurance.** Nothing in this Agreement shall be construed to prevent either party from satisfying its insurance obligations pursuant to this Agreement (a) under a blanket policy or policies of insurance that meet or exceed the requirements of this Article or (b) with respect to the insurance required in Sections 13.1(b) and (c), with the consent of the other party, which consent shall not be unreasonably withheld, self-insurance.

## ARTICLE 14. TAXES AND FRANCHISE, LICENSE AND PERMIT FEES

13

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

**14.1 Obligations to Pay Right-of-Way Charges and Taxes.** The parties acknowledge that a material premise of this Agreement is that during the Term, Williams Communications shall obtain, and use commercially reasonable efforts to maintain, its Right-of-Way Authorizations at its own cost. Williams Communications shall timely pay any and all (a) taxes, franchise, license and permit fees based on the physical location of the Williams Communications System, and/or the construction thereof in or on public roads, highways or rights-of-way; and (b) Right-of-Way Authorization payments applicable to the System. Notwithstanding the foregoing, Lessee shall pay any taxes, franchise, license and permit fees based upon its Lease or use of Lessee Fiber. Failure to pay such taxes or payments by the party responsible therefor, which continues after [ * * ] written notice thereof by the other party, shall authorize, but not obligate, the other party to make such payments and responsible party shall reimburse the other party for such payments promptly upon demand together with interest at the rate set forth in Section 14.2 from the date that the other party made such payment until reimbursed by the responsible party.

**14.2 Obligation to Timely Pay Taxes Based on Revenues.** Except as set forth in Section 14.1, Lessee shall pay any and all sales, use, income, gross receipts or other taxes assessed based upon revenues Lessee receives due to its use of the Lessee Fiber.

**14.3 Right to Contest Taxes.** Notwithstanding any provision herein to the contrary, a party shall have the right by appropriate proceedings brought in good faith to protest the imposition and/or amount of any taxes or franchise, license or permit fees imposed on or assessed against it. In such event, the protesting party shall indemnify and hold the other party harmless from any expense, legal action or cost, including reasonable attorney's fees, resulting from the protesting party's exercise of its rights hereunder.

**14.4 Prohibition on Agreements Affecting Other Party.** Without the prior consent of Lessee, Williams Communications shall not enter into any agreement that would have the effect of obligating Lessee to pay additional taxes or franchise, license or permit fees unless such agreement is required by a government or agency thereof in connection with the grant of a franchise, license, permit or similar governmental requirement or required pursuant to a Right-of-Way Authorization.

**ARTICLE 15. NOTICE**

**15.1 Addresses.** Unless otherwise provided herein, all notices and communications concerning this Agreement shall be addressed to the other party as follows:

If to WC: Williams Communications, LLC<br>
Attn: Contract Management<br>
One Technology Center, MD-6H<br>
Tulsa, Oklahoma 74103<br>
Facsimile: (918) 547-0460

14

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

| | |
|---|---|
| with a copy to: | Williams Communications, LLC<br>Attn: Lease Administration<br>One Technology Center, 8A<br>Tulsa, OK 74103<br>Facsimile: (918) 547-2914 |
| and | Williams Communications, LLC<br>Attn: General Counsel<br>One Technology Center, TC-15A<br>Tulsa, Oklahoma 7415<br>Facsimile: (918) 547-2630 |
| If to Lessee: | Metromedia Fiber Network Services, Inc.<br>360 Hamilton Avenue<br>White Plains, New York 10601<br>Attn: President<br>Facsimile: (914) 421-7550 |
| With a copy to: | Metromedia Fiber Network Services, Inc.<br>360 Hamilton Avenue<br>White Plains, New York 10601<br>Attn: General Counsel<br>Facsimile: (914) 421-6793 |

or at such other address as may be designated in writing to the other party (a party may designate a separate address for delivery of invoices).

**15.2 Method for Delivering Notices and Invoices.** Unless otherwise provided herein, notices and invoices shall be in writing and sent by registered or certified U.S. Mail, postage prepaid, or by commercial overnight delivery service, or by facsimile, and shall be deemed served or delivered to the addressee or its office on the date of receipt acknowledgment, or if by facsimile, upon confirmation of transmission or if postal claim notices are given, on the date of its return marked "unclaimed," provided, however, that upon receipt of a returned notice marked "unclaimed," the sending party shall make reasonable effort to contact and notify the other party by telephone.

## ARTICLE 16. CONFIDENTIALITY AND PUBLICITY

**16.1 Confidential Information.** The terms and conditions of this Agreement and all documents referenced herein, communications between the parties regarding this Agreement, information provided in connection with or pursuant to this Agreement or the service to be provided hereunder, as well as any financial or business information of either party are confidential ("Confidential Information"). Such Confidential Information shall be held in confidence, and the receiving party shall afford such Confidential Information the same care and protection as it affords generally to its own Confidential Information (which in any case shall be

15

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

not less than reasonable care) to avoid disclosure to or unauthorized use by any third party. All Confidential Information shall remain the property of the disclosing party, shall be used by the receiving party only for its intended purpose, and such Confidential Information, including all copies thereof, shall be returned to the disclosing party or destroyed after the receiving party's need for it has expired or upon the request of the disclosing party. Confidential Information shall not be reproduced except to the extent necessary to accomplish the purposes and intent of this Agreement, or as otherwise may be permitted in writing by the disclosing party. Notwithstanding anything contained herein to the contrary, neither party shall be required to keep confidential any information that (a) becomes publicly available other than through the actions or omissions of the receiving party; (b) is required to be disclosed pursuant to a governmental or judicial rule, order or regulation; (c) the recipient of the Confidential Information independently develops; (d) becomes available to the receiving party without restriction from a third party; (e) is required by its lender and is given to such lender on a confidential basis; or (f) is subject to "due diligence" review by a potential acquirer of a significant equity interest in it or its ultimate or intermediate parent company (a significant equity interest shall be an interest of at least [**] of the voting equity of a party or of securities having a market value of at least $[**]) and is given to such potential acquirer on a confidential basis.

16.2 **Publicity.** Following the Effective Date, the parties shall coordinate and cooperate with each other when making public announcements or disclosures to any governmental entities related to the terms of this Agreement and each party shall have the right to promptly review, comment upon and approve (such approval not to be unreasonably withheld or delayed) any publicity materials, press releases or other public statements or disclosures to governmental entities by the other party that refer to, or that describe any aspect of this Agreement; provided, however, that no party shall have an approval right with respect to any public announcements or disclosures to any governmental entities which are, in the reasonable judgment of the party making such public announcement or disclosure, required by law.

## ARTICLE 17. DEFAULT

17.1 **Partial Termination upon Default.** Either party, upon written notice to the other party after the other party's default and the other party's failure to cure any default in the performance of any material obligation hereunder prior to the end of the applicable cure period, may terminate this Agreement as herein provided, provided that at the time of termination such default remains uncured:

(a) Williams Communications may terminate this Agreement, to the extent that Lessee is the defaulting party; and/or

(b) Lessee may terminate this Agreement, to the extent that the default relates to the Williams Communications System (or, at Lessee's election, with respect to any Lessee Fiber for which the Acceptance Date has not occurred as provided in Article 5), if Williams Communications is the defaulting party.

16

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

17.2 Specific Default Events. Events of default shall include but not be limited to: (a) the making of a general assignment for the benefit of the defaulting party's creditors; (b) the filing of a voluntary petition in bankruptcy or the filing of a petition in bankruptcy or other insolvency protection against the defaulting party which is not dismissed within [**] thereafter; (c) the filing by the defaulting party of any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution, or similar relief; (d) any violation by Lessee of the restrictions set forth in Section 20.3.

17.3 Cure Period. The cure period applicable to Section 17.1 shall be:

(a) with respect to a default in payment, the period ending [**] after a written notice of such default is given;

(b) with respect to any other default, the period ending [**] after a written notice of such default is given, provided, however, that if such default cannot with reasonable diligence be cured within such [**] and such other party has commenced to effect a cure immediately upon receipt of such notice, and diligently pursues such cure, then such cure period will be extended for a period reasonably required to cure such default but in no event more than an additional [**].

17.4 Failure to Cure. Upon the failure by the defaulting party to timely cure any such default after notice thereof from the other party, the other party may, subject to the provisions of Section 19, take such action as it determines, in its sole discretion, to be necessary to correct the default, and pursue any legal remedies it may have under this Agreement, applicable law, or principles of equity relating to such breach.

17.5 Waiver of Specific Defaults. Any event of default by the defaulting party may be waived under the terms of this Agreement at the other party's option. Any such waiver shall be in writing.

17.6 Disputed Amounts. Notwithstanding the other provisions of this Article, failure to pay an amount subject to a bona fide dispute shall not be an event of default (until such dispute is resolved pursuant to Article 19 or otherwise) to the extent the disputed amount is (a) less than [**] or (b) paid into an escrow account of a nationally chartered domestic bank with offices in New York pending resolution of the dispute. The interest rate set forth in Section 11.2 shall apply to amounts so withheld or paid into escrow by one party and later awarded to the other party, but the party paying such amounts into escrow shall, upon closing of an escrow account, be entitled to any interest received from, and responsible for paying any fees charged by, the bank holding the escrow funds.

ARTICLE 18. FORCE MAJEURE

Neither party shall be in default under this Agreement with respect to any delay in such party's performance (other than the payment of monetary amounts due under this Agreement) caused by any of the following conditions: act of God, fire, flood, material shortage or unavailability not

17

resulting from the responsible party's failure to timely place orders therefor, lack of transportation, government codes, ordinances, laws, rules, regulations or restrictions, war or civil disorder, or any other cause beyond the reasonable control of such party, provided that the party claiming relief under this Section shall promptly notify the other in writing of the existence of the event relied on and the cessation or termination of said event. The party claiming relief under this Section shall exercise commercially reasonable efforts to minimize the time for any such delay.

## ARTICLE 19. ARBITRATION

**19.1 Obligation to Arbitrate.** Any dispute or disagreement relating to this Agreement or any matter arising between Lessee and Williams Communications in connection with this Agreement which is not settled to the mutual satisfaction of Lessee and Williams Communications within [***] from the date that either party informs the other in writing that such dispute or disagreement exists, shall be settled by arbitration by a single arbitrator in Chicago, Illinois, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date that such notice is given. If the parties are unable to agree on a single arbitrator within [***], the American Arbitration Association shall select an arbitrator. The decision of the arbitrator shall be final and binding upon the parties and shall include written findings of law and fact, and judgment may be obtained thereon by either party in a court of competent jurisdiction. Each party shall bear the cost of preparing and presenting its own case. The cost of the arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties unless the award otherwise provides.

**19.2 Exceptions to Arbitration Obligation.** The obligation herein to arbitrate shall not be binding upon any party with respect to requests for preliminary injunctions, temporary restraining orders or other procedures in a court of competent jurisdiction to obtain interim relief when deemed necessary by such court to preserve the status quo or prevent irreparable injury pending resolution by arbitration of the actual dispute.

## ARTICLE 20. ASSIGNMENT

**20.1 Restrictions on Assignment.** Except as provided in the second sentence of this Section, neither party shall assign or otherwise transfer this Agreement or its rights or obligations hereunder to any other party without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Either party shall have the right, without the other party's consent, to assign or otherwise transfer this Agreement in whole or in part as collateral to any lender or to any of its Affiliates or to any corporation into which it may be merged or consolidated or which purchases all or substantially all of its assets.

**20.2 Agreement Binds Successors.** This Agreement and each of the party's respective rights and obligations under this Agreement, shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective successors and permitted assigns. Any assignment or transfer shall be subject to the other party's rights under this Agreement and any assignee or transferee shall continue to perform the assigning party's obligations under this Agreement.

18

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

**20.3 Restriction on Transfer of Dark Fiber Rights.** Williams Communications is providing the Lessee Fiber for Lessee's exclusive use. Lessee may not sublease, swap, assign, license, sublicense, sell or share the Lessee Fiber as "dark fiber", as such term is commonly understood in the telecommunications industry.

**20.4 Financing Arrangements.** Either party shall have the right, directly or through an Affiliate, to enter into financing arrangements (including secured loans, leases, sales with lease-back, or leases with lease-back arrangements, purchase-money or vendor financing, conditional sales transactions, or other arrangements) with one or more financial institutions, vendors, suppliers or other financing sources that, with respect to Williams Communications, relate to the Williams Communications System and, with respect to Lessee, relate to Lessee's Lease rights (and not to any property right in the Williams Communications System or the Lessee Fiber).

## ARTICLE 21. RULES OF CONSTRUCTION

**21.1 Governing Law.** This Agreement shall be deemed a New York agreement and shall be governed by and construed in accordance with the domestic laws of the State of New York applicable to New York agreements, without reference to its choice of law principles.

**21.2 Interpretation.** The captions or headings in this Agreement are strictly for convenience and shall not be considered in interpreting this Agreement or as amplifying or limiting any of its content. Words in this Agreement that import the singular connotation shall be interpreted as plural, and words that import the plural connotation shall be interpreted as singular, as the identity of the parties or objects referred to may require. References to "person" or "entity" each include natural persons and legal entities, including corporations, limited liability companies, partnerships, sole proprietorships, business divisions, unincorporated associations, governmental entities, and any entities entitled to bring an action in, or that are subject to suit in an action before, any state or federal court of the United States. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." "Days" refers to calendar days, except that references to "business days" exclude Saturdays, Sundays and holidays during which nationally chartered banks in New York, New York are authorized or required to close. Unless expressly defined herein, words having well-known technical or trade meanings shall be so construed.

**21.3 Cumulative Remedies.** Except as set forth to the contrary herein, any right or remedy of either party shall be cumulative and without prejudice to any other right or remedy, whether contained herein or not.

**21.4 No Third-Party Rights.** Nothing in this Agreement is intended to provide any legal rights to anyone not an executing party of this Agreement except under the indemnification and insurance provisions and except (a) as set forth in Sections 22.4 and 23.2 and (b) that the Facility Owners/Lenders shall be entitled to rely on and have the benefit of Article 23.

19

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

**21.5 Agreement Fully Negotiated.** This Agreement has been fully negotiated between and jointly drafted by the parties.

**21.6 Document Precedence.** In the event of a conflict between the provisions of this Agreement and those of any Exhibit, the provisions of this Agreement shall prevail and such Exhibits shall be corrected accordingly.

**21.7 Industry Standards.** Except as otherwise set forth herein, for the purpose of this Agreement the normal standards of performance within the telecommunications industry in the relevant market shall be the measure of whether a party's performance is reasonable and timely.

**21.8 Cross References.** Except as the context otherwise indicates, all references to Exhibits, Parts, Schedules, Articles, Sections, Subsections, Clauses, and Paragraphs refer to provisions of this Agreement.

**21.9 Limited Effect of Waiver.** The failure of either Williams Communications or Lessee to enforce any of the provisions of this Agreement, or the waiver thereof in any instance, shall not be construed as a general waiver or relinquishment on its part of any such provision, but the same shall nevertheless be and remain in full force and effect.

**21.10 Severability.** If any term, covenant or condition in this Agreement shall, to any extent, be invalid or unenforceable in any respect under the laws governing this Agreement, the remainder of this Agreement shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

**21.11 No Partnership Created.** The relationship between Williams Communications and Lessee shall not be that of partners, agents, or joint venturers for one another, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purposes, including federal income tax purposes. The parties, in performing any of their obligations hereunder, shall be independent contractors or independent parties and shall discharge their contractual obligations at their own risk.

**21.12 No Reimbursement.** Unless provided otherwise herein, each party shall perform its obligations without right of reimbursement or contribution from the other party.

**21.13 Right to Subcontract.** Williams Communications or the underlying facility owner may subcontract for any of its obligations hereunder, including splicing and testing services. Williams Communications may fulfill its obligations to provide Lessee Fiber in its System by constructing, acquiring title to, acquiring rights in, leasing, entering into financing leases, or otherwise obtaining a right to use its System or various portions thereof. The use of any such subcontractor, underlying Lease provider, financing arrangement, or other arrangement shall not relieve Williams Communications of its obligations hereunder.

**21.14 Survival.** No termination or expiration of this Agreement, either in part or in whole, shall affect the rights or obligations of any party hereto: (i) with respect to any payment hereunder for

20

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

services rendered prior to the date of termination; (ii) pursuant to Articles 12, 13, 14, 16, 19, 21, 23, and 24 entitled Indemnification; Insurance; Taxes and Franchise, License, and Permit Fees; Confidentiality and Publicity; Arbitration; Rules of Construction; Limitation of Liability; and Audit Rights; respectively; or (iii) pursuant to other provisions of this Agreement that, by their sense and context, are intended to survive termination of this Agreement.

**ARTICLE 22. REPRESENTATIONS AND WARRANTIES**

**22.1 Agreement Validity.** Each party represents and warrants that:

(a) It has the full right and authority to enter into, execute, deliver and perform its obligations under this Agreement;

(b) It has taken all requisite corporate action to approve the execution, delivery and performance of this Agreement;

(c) This Agreement constitutes a legal, valid and binding obligation enforceable against such party in accordance with its terms;

(d) Its execution of and performance under this Agreement shall not violate any applicable existing regulations, rules, statutes or court orders of any local, state or federal government agency, court or body; and

(e) It has the right pursuant to such party's Right-of-Way Authorizations to grant the rights to the other party as set forth in this Agreement.

**22.2 Acceptance Date Representations.** As of the Acceptance Date for any Lessee Fiber, Williams Communications represents that:

(a) Williams Communications or the underlying facility owner for any portion of the Lessee Fiber shall have obtained all Right-of-Way Authorizations necessary for the installation and use of the Lessee Fiber hereunder;

(b) Williams Communications shall have obtained by Lease agreement, lease, or otherwise the right to use portions of the Lessee Fiber it does not own;

(c) Williams Communications shall have obtained all Right-of-Way Authorizations for the Lessee Fiber;

(d) no Right-of-Way Authorizations for such Lessee Fiber impose unreasonable limitations or requirements on Lessee's exercise of its rights under this Agreement; and

(e) the Lessee Fiber has been designed, engineered, installed, and constructed in accordance with the specifications set forth in Exhibit E and in compliance with all applicable

21

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

building, construction and safety codes for such construction and installation, as well as any and all other applicable governmental laws, codes, ordinances, statutes and regulations.

**22.3 Disclaimer of Warranty.** EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, Williams Communications MAKES NO WARRANTY TO LESSEE OR ANY OTHER PERSON OR ENTITY, WHETHER EXPRESS, IMPLIED, OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF ANY FIBERS OR ANY SERVICE PROVIDED HEREUNDER OR DESCRIBED HEREIN, OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES ARE HEREBY EXCLUDED AND DISCLAIMED.

**22.4 No Third-Party Warranties.** NO FACILITY OWNERS/LENDERS HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, TO LESSEE CONCERNING Williams Communications, LESSEE FIBERS, THE CABLE, OR THE SYSTEM OR AS TO ANY OF THE MATTERS SET FORTH IN SECTIONS 22.1 OR 22.2. NO LESSEE LENDERS HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, TO Williams Communications CONCERNING LESSEE, LESSEE FIBERS, THE CABLE, ANY LEASES OR THE Williams Communications SYSTEM OR AS TO ANY OF THE MATTERS SET FORTH IN SECTIONS 22.1 OR 22.2 OR AS TO ANY OTHER MATTER.

**ARTICLE 23. LIMITATION OF LIABILITY**

**23.1 Restriction on Types of Liability.** Notwithstanding any provision of this Agreement to the contrary, in no event shall either party be liable to the other party for any special, incidental, indirect, punitive, reliance or consequential damages, whether foreseeable or not, arising out of, or in connection with this Agreement, in tort, breach of contract, breach of warranty, strict liability or any other cause of action, including damage or loss of property or equipment, loss of profits or revenue, cost of capital, cost of replacement services, or claims of customers, whether occasioned by any repair or maintenance performed by, or failed to be performed by, the first party or any other cause whatsoever.

**23.2 No Recourse Against Released Parties.** Neither party shall have any recourse of any kind against any Released Party or any assets of a Released Party under this Agreement, it being expressly agreed and understood that no liability whatever shall attach to or be incurred by any Released Party under or by reason of this Agreement or any other instrument, arrangement or understanding related to Lessee Fiber. Each party waives all such recourse to the extent set forth in this Section on behalf of its successors, assigns, and any entity claiming by, through, or under such party.

**23.3 No Personal Liability.** Each action or claim against any party arising under or relating to this Agreement shall be made only against such party as a corporation, and any liability relating thereto shall be enforceable only against the corporate assets of such party. No party shall seek to pierce the corporate veil or otherwise seek to impose any liability relating to, or arising from, this Agreement against any shareholder, employee, officer, director or agent of the other party. Each

22

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of such persons is an intended beneficiary of the mutual promises set forth in this Section and shall be entitled to enforce the obligations or provisions of this Section.

**ARTICLE 24. AUDIT RIGHTS**

Each party shall keep such books and records (which shall be maintained on a consistent basis and substantially in accordance with generally accepted accounting principles) as shall readily disclose the basis for any charges (except charges fixed in advance by this Agreement or by separate agreement of the parties) or credits, ordinary or extraordinary, billed or due to the other party under this Agreement and shall make them available for examination, audit, and reproduction by the other party and its agents for a period of [* *] after such charge or credit is billed or due. To the extent a party seeks reimbursement of out-of-pocket costs or services provided on a per-hour basis, it shall provide reasonable supporting documentation to the other party.

**ARTICLE 25. IMPROPER PAYMENTS PROHIBITED**

Neither party shall use any funds received under this agreement for illegal or otherwise "improper" purposes. Neither party shall pay any commission, fees or rebates to any employee of the other party. If either party has reasonable cause to believe that one of the provisions in this article has been violated, it, or its representative, may audit the books and records of the other party for the sole purpose of establishing compliance with such provisions.

**ARTICLE 26. ENTIRE AGREEMENT; AMENDMENT; EXECUTION**

**26.1 Integration; Incorporation; Modification.** This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements whether written or oral relating to the subject matter hereof, which are of no further force or effect. The Exhibits and Schedules referred to herein are integral parts hereof and are hereby made a part of this Agreement. This Agreement may be modified or supplemented only by an instrument in writing executed by a duly authorized representative of each party.

**26.2 Counterparts; Execution.** This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. A party may duly execute and deliver this Agreement by execution and facsimile delivery of the signature page of a counterpart to the other party, provided that, if delivery is made by facsimile, the executing party shall promptly deliver a complete counterpart that it has executed to the other party.

23

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

In confirmation of their consent to the terms and conditions contained in this Agreement and intending to be legally bound hereby, the parties have executed this Lease Agreement as of the date first above written.

**METROMEDIA FIBER NATIONAL NETWORK, INC.**, a Delaware corporation

Signature: William G LaPerch

(Print) Name: WILLIAM G. LAPERCH

(Print) Title: PRESIDENT

**WILLIAMS COMMUNICATIONS, LLC**, a Delaware limited liability company

Signature:

(Print) Name: Howard E. Janzen

(Print) Title: President + CEO

APPROVED Legal Dept. CAC

24

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTION COPY

# FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT ("Amendment") is made by and between **Williams Communications, LLC**, a Delaware limited liability company ("Williams Communications"), **Metromedia Fiber National Network, Inc.**, a Delaware corporation ("Lessee") and **Metromedia Fiber Network Services, Inc.** ("MFNS") a Delaware corporation.

## Background

Lessee and Williams Communications are parties to the Lease Agreement dated April 26, 2002 (the "Agreement").

On May 20, 2002, Lessee and most of its direct and indirect domestic subsidiaries, including MFNS, each filed voluntary petitions for reorganization pursuant to Chapter 11 of title 11 of the United States Code. (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") and Lessee is currently operating its business and managing its property as a debtor-in-possession.

The parties now wish to amend the Agreement in accordance with the terms set forth in this Amendment.

NOW THEREFORE, for mutual consideration, the value of which the parties acknowledge, the terms of the Agreement are amended as follows:

1. Capitalized terms not otherwise defined in this Amendment have the meaning ascribed in the Agreement.

2. On the Effective Date, pursuant to Section 20.1, the Agreement as amended is wholly assigned from Lessee to MFNS, and thereafter all references to "Lessee" refer to MFNS and MFNN is discharged from further obligation.

3. The definition of "Term" is deleted and replaced with the following:

"'**Term**' begins on the date of full execution of the First Amendment to this Agreement and includes the initial term and any subsequent renewal terms."

4. Section 3.1 is deleted and replaced with the following:

[**]

**Confidential**
**Page 1 of 4**

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

**EXECUTION COPY**

from Lessee to exchange unlit Lessee Fiber segments for other fiber segments in Williams Communications U.S. domestic network.

5. The following Section 3.6 is added to the Agreement:

"**Term.** The initial term of the agreement expires three (3) years after the Effective Date of the First Amendment to this Agreement, with five (5) 3-year renewal periods. Unless Lessee provides a minimum of 60 days notice of termination prior to the expiration of the then-current term, the Agreement automatically renews under the same terms and conditions."

6. **Exhibits B and C** are wholly replaced with **Exhibit B-1 and C-1**, attached to this Amendment.

[**]

8. Section 17.7 is added to the Agreement:

[**]

9. **Effective Date.** This Amendment is effective upon the date of the last signature hereto ("Effective Date"). The parties agree that the new billing rate as specified in paragraph 7 of this Amendment is effective October 1, 2002. To be sure, any invoices rendered during September 2002 for October services, will be adjusted accordingly. Notwithstanding the foregoing, the parties acknowledge that the Amendment must be approved by the Bankruptcy Court pursuant to an order, in form and substance acceptable to Williams Communications and Lessee, which provides for, among other things, the following: (i) assumption of the Agreement, as amended, pursuant to section 365 of the Bankruptcy Code, and (ii) a finding that the parties negotiated the Amendment at arm's length and in good faith. If such approval is not obtained on or before October 17, 2002 or such later date as the parties may agree to, this Amendment will be null and void and of no force or effect and Lessee agrees to pay the difference between the amended amounts invoiced for October and the actual amounts owed under the Agreement.

10. **Assumption and Waiver of Specific Claims.** Following the assumption of the Agreement, if the Agreement is terminated due to Lessee's failure to perform or its rejection thereof, nothing herein constitutes a waiver of Williams Communications' right to a general unsecured claim for all outstanding pre-petition amounts owed under the Agreement and an administrative claim for post-petition damages caused by any breach of the Agreement, or of the right of MFN or any party in interest to object to any such claim. Any and all administrative

**Confidential**
**Page 2 of 4**

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTION COPY

expense claims will require Williams Communications to satisfy the requirements of the Bankruptcy Code to establish the claim and is without prejudice to any other party's right to contest such claim.

11. As additional consideration, Lessee agrees to provide Williams Communications with the opportunity to view all future local and long-haul capacity requirements of Lessee and will have the opportunity to displace any other capacity provider currently used by Lessee as such service contracts expire. Notwithstanding anything in this paragraph, Lessee is not obligated to purchase any services from Williams Communications that do not strictly meet Lessee's requirements, or to execute orders if the terms of service are not competitive with other third-party providers of the same or similar service.

12. Except as amended, all of the original terms and conditions of the Agreement continue in full force and effect, neither party is in currently in default, and the Agreement, as amended is hereby ratified and confirmed.

13. This Amendment may be executed in counterparts, each of which taken together constitute one and the same instrument.

The parties have executed this Amendment on the dates set forth below.

**METROMEDIA FIBER NATIONAL NETWORK, INC.**, a Delaware corporation

Signature: William G LaPerch

(Print) Name: WILLIAM G. LAPERCH

(Print) Title: Sr. Vice PRESIDENT

Date: 10/10/02

**METROMEDIA FIBER NETWORK SERVICES, INC.**, a Delaware corporation

Signature: William G LaPerch

(Print) Name: WILLIAM G. LAPERCH

(Print) Title: Sr. Vice PRESIDENT

Date: 10/10/02

Confidential
Page 3 of 4

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTION COPY

WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company

Signature: [signature]

(Print) Name: Frank M. Semple

(Print) Title: Chief Operating Officer

Date: 10/2/02

APPROVED Legal Dept.

Confidential
Page 4 of 4

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

# SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT ("Amendment") is made by and between **WilTel Communications, LLC**, a Delaware limited liability company ("WilTel Communications"), and **Metromedia Fiber Network Services, Inc.** ("Lessee") a Delaware corporation.

## Background

Metromedia Fiber National Network, Inc., a Delaware corporation ("MFNN") and WilTel Communications executed that certain Lease Agreement dated April 26, 2002, as amended October 10, 2002 (the "Agreement").

The Agreement was wholly assigned by MFNN to Lessee on October 10, 2002.

The parties now wish to amend the Agreement to remove certain Lessee Fiber in accordance with the terms set forth in this Amendment.

NOW THEREFORE, for mutual consideration, the value of which the parties acknowledge, the terms of the Agreement are amended as follows:

1. Capitalized terms not otherwise defined in this Amendment have the meaning ascribed in the Agreement.

[**]

3. **Exhibit B-1** is wholly replaced with **Exhibit B-2** attached to this Amendment.

[**]

5. **Effective Date**. This Amendment is effective upon the date of the last signature hereto ("Effective Date").

**Confidential**
**Page 1 of 4**

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6. Lessee Fiber Interconnections. WilTel Communications will provide Lessee Fiber/Backbone Access as detailed below, at the specified pricing (notwithstanding Article 3):

[**]

6. Except as amended, all of the original terms and conditions of the Agreement continue in full force and effect, neither party is in currently in default, and the Agreement, as amended is hereby ratified and confirmed.

**Confidential**
**Page 2 of 4**

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7. This Amendment may be executed in counterparts, each of which taken together constitute one and the same instrument.

The parties have executed this Amendment on the dates set forth below.

**METROMEDIA FIBER NETWORK SERVICES, INC.**, a Delaware corporation

APPROVED AS TO FORM

Signature: William G LaPerch

(Print) Name: William LaPerch

(Print) Title: SVP - Network Services

Date: 2/14/03

**WILTEL COMMUNICATIONS, LLC**, a Delaware limited liability company

Signature:____________________

(Print) Name: ____________________

(Print) Title:____________________

Date:____________________

**Confidential**
**Page 3 of 4**

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7. This Amendment may be executed in counterparts, each of which taken together constitute one and the same instrument.

The parties have executed this Amendment on the dates set forth below.

**METROMEDIA FIBER NETWORK SERVICES, INC.**, a Delaware corporation

Signature:______________________________

(Print) Name: ____________________________

(Print) Title:_____________________________

Date:_________________________________

**WILTEL COMMUNICATIONS, LLC**, a Delaware limited liability company

Signature: TJ Gallagher

(Print) Name: T.J. Gallagher

(Print) Title: VP & GM, Business Development

Date: 2/14/03

APPROVED Legal Dept.

**Confidential**
**Page 3 of 4**

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

# THIRD AMENDMENT TO LEASE AGREEMENT

THIS THIRD AMENDMENT to Fiber Lease Agreement ("Third Amendment") is made by and between WILTEL COMMUNICATIONS, LLC a wholly owned subsidiary of LEVEL 3 COMMUNICATIONS, LLC ("Level 3"), and ABOVENET COMMUNICATIONS, INC. fka METROMEDIA FIBER NETWORK SERVICES ("Lessee")

## Background

WHEREAS, Metromedia Fiber National Network, Inc. ("MFNN") and Wiltel Communications, LLC executed that certain Fiber Lease Agreement dated April 26, 2002 as amended October 10, 2002 ("First Amendment") and February 14, 2003 ("Second Amendment") (collectively referred to as the "Agreement").

WHEREAS, the Agreement was wholly assigned by MFNN to Lessee on October 10, 2002.

WHEREAS, the parties now wish to amend the Agreement to add a certain interconnection between [**] in accordance with the terms set forth in this Third Amendment.

NOW THEREFORE, for mutual consideration, the value of which the parties acknowledge, the terms of the Agreement are amended as follows:

1. Capitalized terms not otherwise defined in this Third Amendment have the meaning ascribed in the Agreement.

2. Section 6 of the Second Amendment is amended to include the following Lessee Fiber interconnection:

[**]

4. This Third Amendment may be executed in several counterparts, each of which shall be deemed as original and each of which alone and all of which together shall constitute one and the same instrument.

5. Except as expressly amended or modified herein, all other terms, covenants, conditions and Exhibits of the Agreement shall be unaffected by this Third Amendment and shall remain in full force and effect. In the event of conflict between the provisions of this Third Amendment and the provisions of the Agreement, this Third Amendment shall control.

1

CONFIDENTIAL AND PROPRIETARY

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF and in confirmation of their consent to the terms and conditions contained in this Amendment and intending to be legally bound hereby. Level 3 and Lessee have executed this Third Amendment on the dates set forth below.

WILTEL COMMUNICATIONS. LLC
a wholly owned subsidiary of
LEVEL 3 COMMUNICATIONS, LLC

By: [signature]
Print Name: Samantha T. Leapley
Title: Vice President, Legal
Date: 10 / 8, 2007

ABOVENET COMMUNICATIONS, INC.
fka
METROMEDIA FIBER NETWORK SERVICES. INC.

By: [signature]
Print Name: Christopher Rabii
Title: VP, Engineering
Date: 9/28, 2007

2

CONFIDENTIAL AND PROPRIETARY

[**] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.